EXHIBIT 32.1

                                 CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 905 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Georges Benarroch, President and Chief Executive Officer of Kyto Biopharma, Inc., a Florida corporation (the "Company"), do hereby certify, to the best of my knowledge, that:

          (1) the Company's Quarterly Report on Form 10-QSB for the nine months ended December 31, 2007, as filed with the Securities Exchange Commission on the date hereof (the "Report") fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

  Date:  February 13, 2008

                                          By: /s/ Georges Benarroch
                                              ----------------------------------
                                              Georges Benarroch
                                              Acting President &
                                              Chief Executive Officer
                                              And Acting Chief Financial Officer